                                                                   EXHIBIT 10.10


                          VOLUNTARY POOLING AGREEMENT


THIS VOLUNTARY POOLING AGREEMENT is made and dated for reference effective as of the 17th day of August, 1999.


BETWEEN:

          The Undersigned Shareholders of THE COMPANY (AS HEREAFTER DEFINED)

          (collectively, the "Undersigned")

                                                               OF THE FIRST PART

AND:

          STOCKTRANS, INC., a company incorporated under the laws of the State of Pennsylvania and having and address for notice and delivery at 44 W. Lancaster Ave., Ardmore, PA, 19003.

          (the "Escrow Agent")

                                                              OF THE SECOND PART

          (the Undersigned and the Escrow Agent being hereinafter collectively referred to as the "Parties").


          WHEREAS:


A. In contemplation of the proposed involvement of the Undersigned in the business of Hyperstealth Biotechnology Corporation or a successor corporation (the "Company") and in order to encourage a more orderly distribution of the outstanding common shares of the Company, the Undersigned are desirous of placing all of the common shares of the Company (the "Shares") owned by them at the time of acquisition of the Company, and estimated at 1,000,000 Shares each, with the Escrow Agent, upon and subject to the terms and conditions more particularly set out hereinbelow.

NOW THEREFORE THIS AGREEMENT WITNESSES that in consideration of the premises and consideration now provided by each of the Parties hereto, each to the other (the receipt whereof is hereby acknowledged) and in further consideration of the mutual covenants and conditions hereinafter contained, the Parties hereto agree as follows:

1. The Undersigned hereby severally agree each with the other and with the Escrow Agent that they will respectively deliver or cause to be delivered to the Escrow Agent certificates for their Shares in the Company as set out in Schedule "A" to be held by the Escrow Agent and released, subject to as hereinafter provided, on the following basis:


All Shares shall be released to the respective shareholders pro rata in accordance with the advice of the Company's counsel, of which the Escrow Agent can solely rely upon without recourse, in the following manner:

     (a) 15% of the Shares on that date which is 15 months from the date that the Company becomes a reporting issuer in the U.S. (the "First Release");

     (b)  15% of the Shares on that date which is 6 months after the First
          Release;

     (c)  15% of the Shares on that date which is 9 months after the First
          Release;

     (d) 15% of the Shares on that date which is 12 months after the First Release;

     (e) 15% of the Shares on that date which is 15 months after the First Release;

     (f) 15% of the Shares on that date which is 18 months after the First Release; and

     (g) 10% of the Shares on that date which is 21 months after the First Release.

2. Each of the Undersigned hereby acknowledges that none of the Shares of the Company delivered to the Escrow Agent pursuant to paragraph "1." were delivered to the Escrow Agent in response to any terms imposed by any regulatory authority having jurisdiction over the Company and that this Agreement has been entered into on a strictly voluntary basis as set forth above.

3. Each of the Undersigned shall be entitled to a letter or receipt from the Escrow Agent stating the number of Shares represented by certificates held for such Undersigned by the Escrow Agent subject to the terms of this Agreement, but such letter or receipt shall not be assignable.

4. Except with the prior written consent of each and everyone of the Parties hereto, the Undersigned shall not sell, deal in, assign, transfer in any manner whatsoever or agree to sell, deal in, assign or transfer in any manner whatsoever any of the said Shares or beneficial ownership of or any interest in them, and the Escrow Agent shall not accept or acknowledge any transfer, assignment, declaration of trust or any other document evidencing a change in legal or beneficial ownership or of interest in the said Shares, except as may be required by reason of the death or bankruptcy of any one or more of the Undersigned or pursuant to due legal process, subject to this Agreement for whatsoever person or persons, firm or corporation who may thus become legally entitled thereto.

5. This Agreement shall enure to the benefit of and be binding upon the Parties hereto, their and each of their heirs, executors, administrators, successors and permitted assigns.

6. This Agreement may be executed in several parts in the same form and such part as so executed shall together constitute one original agreement and such parts, if more than one, shall be read together and construed as if all the signing Parties hereto had executed one copy of this Agreement.

7. The Parties hereto agree that in consideration of the Escrow Agent agreeing to act in accordance with the terms of this Agreement, the Company and the Undersigned do hereby covenant and agree from time to time and at all times hereafter well and truly to save, defend and keep harmless and fully indemnify the Escrow Agent, its successors and assigns, and directors, officers, employees and agents (the "Indemnified Parties") from and against all claims, suits, demands, costs, damages and expenses and disbursements of every nature and kind, including reasonable counsel fees, which may be brought against or suffered or incurred by the Indemnified Parties in consequence of, arising out of, or in any way related to this Agreement, as amended, modified or supplemented from time to time. The Company shall undertake the investigation and defence of any aforementioned claim, action or proceeding on behalf of the Undersigned and the Escrow Agent, provided, however, that the Escrow Agent and the Undersigned shall have the right to retain other counsel, at each of their own expense, to act on each of their own behalf.

8. It is further agreed by and between the Parties hereto and without restricting the foregoing indemnity, that in case proceedings should hereafter be taken in any Court respecting the Shares hereby pooled, the Escrow Agent shall not be obliged to defend any such action or submit its rights to the Court until it shall have been indemnified by other good and sufficient security in addition to the indemnity hereinbefore given against its costs of such proceedings.

9. Any disputes between the Parties with respect to the terms of this Agreement or respecting the Shares hereby pooled shall be dealt with in accordance with the Commercial Arbitration Act (British Columbia).

10. This Agreement shall supersede and replace any other agreement or arrangement, whether oral or written, heretofore existing between the Parties in respect of the subject matter of this Agreement.

11. This Agreement may be assigned by the Escrow Agent to another Escrow Agent or transfer agent and registrar at any time without the prior consent of the other Parties.

12. Any notice or notification to be given by one party to this Agreement to the other party to this Agreement shall be in writing and delivered or sent, by first class insured mail, or by facsimile transmission or any other form of written recorded communication to the following address:

The Undersigned:         c/o 6441 Lougheed Highway
                         Burnaby, British Columbia V5B 3A1

The Escrow Agent:        44 W. Lancaster Ave
                         Ardmore, PA, 19003

or to such other address as the party to whom such notice or communication is to be given shall have last designated to the party giving the same in the manner specified in this paragraph 12.

13. The Undersigned shall pay the Escrow Agent for the above-mentioned services and for all services rendered above and beyond those basic services required to fulfill its obligations hereunder, in accordance with the existing tariff of fees, which tariff is subject to revision from time to time on 30 days' written notice, during the term of this Agreement and shall reimburse the Escrow Agent for all costs and expenses including expert consultant and legal fees and disbursements incurred for the carrying out of its duties hereunder.

14. This Agreement may be terminated by the Parties upon two months' notice, in writing, being given to the other. Upon receipt of notice of the Escrow Agent's intention to resign, the Parties shall, within ten calendar days, select a replacement escrow agent and jointly advise the Escrow Agent in writing to deliver the Shares to the replacement escrow agent. If the Parties fail to agree on a replacement escrow agent within ten calendar days of such notice, the replacement escrow agent shall be selected by a Judge of the Supreme Court of the Province of British Columbia upon application by any Party hereto. The Escrow Agent shall continue to be bound by this Agreement until the replacement escrow agent has been selected and the Escrow Agent receives and complies with the joint instructions of the Parties to deliver the Shares to the replacement escrow agent. The Parties agree to enter into a new pooling agreement substantially in the same form of this Agreement with the replacement escrow agent.

15. This Agreement will be deemed to have been made and will be construed in accordance with the laws of the Province of British Columbia and will be treated in all respects as a British Columbia contract and the courts in British Columbia will have exclusive jurisdiction over any disputes arising out of this Agreement.

16. This Agreement may be executed in counterparts, and if so executed, all such parts will be read as constituting one agreement in the same manner as if all parties executing this Agreement in counterparts were signatories to one copy of this Agreement.

IN WITNESS WHEREOF the Undersigned and the Escrow Agent have executed this Agreement as and from the first day and year above written.

STOCKTRANS, INC.


per: /s/ [ILLEGIBLE]^^, Pres.
     ----------------------------
     Authorized Signatory


THE UNDERSIGNED
---------------


SIGNED, SEALED and DELIVERED by )
GUY CRAMER in the presence of:  )
                                )
________________________________)
Name/Signature of Witness       )
                                )
________________________________)  ________________________
Address                         )  GUY CRAMER
                                )
________________________________)
                                )
                                )
________________________________)
Occupation                      )

The Parties agree to enter into a new pooling agreement substantially in the same form of this Agreement with the replacement escrow agent.

15. This Agreement will be deemed to have been made and will be construed in accordance with the laws of the Province of British Columbia and will be treated in all respects as a British Columbia contract and the courts in British Columbia will have exclusive jurisdiction over any disputes arising out of this Agreement.

16. This Agreement may be executed in counterparts, and if so executed, all such parts will be read as constituting one agreement in the same manner as if all parties executing this Agreement in counterparts were signatories to one copy of this Agreement.

IN WITNESS WHEREOF the Undersigned and the Escrow Agent have executed this Agreement as and from the first day and year above written.

STOCKTRANS, INC.


per: ___________________________
     Authorized Signatory


THE UNDERSIGNED
---------------


SIGNED, SEALED and DELIVERED by    )
GUY CRAMER in the presence of:     )
                                   )
/s/ Yvonne Cramer                  )
-----------------------------------)
Name/Signature of Witness          )
                                   )
1335 Sutherland Ave                )  /s/ Guy Cramer
-----------------------------------)  ---------------------------
Address                            )  GUY CRAMER
                                   )
Port Coquitlam, B.C                )
-----------------------------------)
                                   )
Bookkeeper                         )
-----------------------------------)
Occupation                         )

SIGNED, SEALED and DELIVERED by    )
GINO GEMMA in the presence of:     )
                                   )
/s/ [ILLEGIBLE]^^                  )
-----------------------------------)
Name/Signature of Witness          )
                                   )
6457 Lougheed.                     )  /s/ Gino Gemma
-----------------------------------)  ---------------------------
Address                            )  GINO GEMMA
                                   )
SBY                                )
-----------------------------------)
                                   )
Contractor                         )
-----------------------------------)
Occupation                         )


SIGNED, SEALED and DELIVERED by    )
ROBERT DYMONT in the presence of:  )
                                   )
___________________________________)
Name/Signature of Witness          )
                                   )  /s/ Robert Dymont
___________________________________)  ---------------------------
Address                            )  ROBERT DYMONT
                                   )
___________________________________)
                                   )
                                   )
___________________________________)
Occupation                         )

SIGNED, SEALED and DELIVERED by    )
S.O. (ROY) TJELTA in the presence  )
of:                                )
                                   )
___________________________________)
Name/Signature of Witness          )
of Witness                         )
                                   )  /s/ Roy Tjelta
-----------------------------------)  ---------------------------
Address                            )  S.O. (ROY) TJELTA
                                   )
___________________________________)
Occupation                         )

SIGNED, SEALED and DELIVERED by    )
GINO GEMMA in the presence of:     )
                                   )
                                   )
___________________________________)
Name/Signature of Witness          )
                                   )
___________________________________)  ___________________________
Address                            )  GINO GEMMA
                                   )
___________________________________)
                                   )
                                   )
___________________________________)
Occupation                         )


SIGNED, SEALED and DELIVERED by    )
ROBERT DYMONT in the presence of:  )
                                   )
/s/ [ILLEGIBLE]^^                  )
-----------------------------------)
Name/Signature of Witness          )
                                   )  /s/ Robert Dymont
2300 - 1066 WHASTINGS              )  ---------------------------
-----------------------------------)  ROBERT DYMONT
Address                            )
                                   )
VAN, BC, V6E 3X2                   )
-----------------------------------)
                                   )
RECEPTIONIST                       )
-----------------------------------)
Occupation                         )


SIGNED, SEALED and DELIVERED by    )
S.O. (ROY) TJELTA in the presence  )
of:                                )
                                   )
/s/ [ILLEGIBLE]^^                  )
-----------------------------------)
Name/Signature of Witness          )
                                   )  /s/ Roy Tjelta
2300 - 1066 WHASTINGS              )  ---------------------------
-----------------------------------)  S.O. (ROY) TJELTA
Address                            )
                                   )
VAN, BC, V6E 3X2                   )
-----------------------------------)
                                   )
RECEPTIONIST                       )
-----------------------------------)
Occupation                         )